                                                               Exhibit 32.2




                               CERTIFICATION




I, Michael A. Winner, Executive Vice President and Chief Financial Officer of Ohio Casualty Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities; Exchange Act of 1934 (15 U.S.C. 78m); and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.






Dated:  July 30, 2007         /s/Michael A. Winner
                              --------------------------------------
                              Name:  Michael A. Winner
                              Title:    Executive Vice President and
                                         Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.